CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS DATED
             NOVEMBER 1, 2000, FOR YEAR-END FINANCIALS

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                We hereby consent to the use of our report for the fiscal year ended December 31, 1999, dated February 19, 2000, in this registration statement on Form SB-2/A for Worldwide Wireless
Networks, Inc.



/s/ Crouch, Bierwolf, & Chisholm
    ----------------------------
    Crouch, Bierwolf, & Chisholm
   (As prepared by Todd Chisholm)
    Salt Lake City, Utah
    November 13, 2000